JPMORGAN ACCESS FUNDS

JPMorgan Access Growth Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated January 14, 2011 to the Prospectuses

dated November 1, 2010, as supplemented

Effective immediately, the disclosure in the section “What are the Fund’s main investment strategies?” is revised as set forth hereafter.

The first sentence in the fourth paragraph is revised as follows:

U.S. and International Equity: The allocation range will typically be 40%-80% of the Fund’s total assets.

The first sentence in the fifth paragraph is revised as follows:

U.S. and International Fixed Income: The allocation range will typically be 5%-45% of the Fund’s total assets.

The first sentence in the sixth paragraph is revised as follows:

Alternative: The allocation range will typically be 0%-35% of the Fund’s total assets.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-AG-111